Exhibit 10.1

AMENDMENT NO. 4 TO

LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 24, 2023 (the “Amendment No. 4 Closing Date”) by and among NEOS THERAPEUTICS, INC., a Delaware corporation (“Company”), NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company (“NT Brands”), NEOS THERAPEUTICS, LP, a Texas limited partnership (“NT LP”; together with Company and NT Brands, each, a “Borrower” and collectively, the “Borrowers”), each other Loan Party Obligor party hereto, the Lenders party hereto, and ECLIPSE BUSINESS CAPITAL LLC (f/k/a ENCINA BUSINESS CREDIT, LLC), as agent for the Lenders (in such capacity, “Agent”).

W I T N E S S E T H:

WHEREAS, Borrowers, the other Loan Party Obligors, Agent and Lenders are parties to that certain Loan and Security Agreement dated as of October 2, 2019 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement);

WHEREAS, Borrowers have requested that Agent and Lenders amend the Loan Agreement in certain respects; and

WHEREAS, Agent and Lenders are willing to amend the Loan Agreement as set forth herein, in each case subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations set forth in Section 2 below:

(a)Annex I to the Loan Agreement is hereby amended to amend and restate Section 1(a) thereof in its entirety, with the effect of increasing the “Maximum Revolving Facility Amount” from $12,500,000 to $14,500,000, to read as follows:

(a) Maximum Revolving Facility Amount	$14,500,000

2.Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, Borrowers and the other Loan Party Obligors party hereto represent and warrant to Agent and Lenders that:

(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on the part of Borrowers and each such Loan Party Obligor party hereto and thereto, and that this Amendment has been duly executed and delivered by Borrowers and each such Loan Party Obligor signatory hereto;

(b)immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, each of the representations and warranties set forth in the Loan Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality provision or qualifier contained therein) as of the date hereof (or, to the extent any representations or warranties are expressly made solely as of an earlier date, such representations and warranties are true and correct in all material respects (without duplication of any materiality provision or qualifier contained therein) as of such earlier date);

(c)immediately before and after giving effect to the consummation of the transactions contemplated by this Amendment, no Default or Event of Default has occurred and is continuing (or would be directly caused thereby); and

(d)this Amendment constitutes the legal, valid and binding obligation of Borrowers and each such Loan Party Obligor party hereto and is enforceable against Borrowers and each such Loan Party Obligor party hereto in accordance with its respective terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

3.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance reasonably satisfactory to Agent:

(a)Agent shall have received a fully executed copy of this Amendment executed by all Borrowers and each other Loan Party Obligor;

(b)Agent shall have received duly authorized and executed copy of a consent and amendment to the Replacement Existing Term Loan Intercreditor Agreement, which shall reflect changes to address the transactions contemplated by this Amendment;

(c)Agent shall have received all fees and other amounts payable on or prior to the closing date of this Amendment, including all attorneys’, consultants’ and other professionals’ fees and expenses incurred by Agent; and

(d)Agent shall have received the Amendment Fee (as defined below), in immediately available funds.

4.Amendment Fee. In addition to, and without in any way limiting, the obligations of Borrowers or any other Loan Party Obligor to pay any fees or other amounts set forth in the Loan Agreement and the other Loan Document, the Borrowers agree to pay to Agent an amendment closing fee in the amount of $10,000 (the “Amendment Fee”), which shall be net settled on the Amendment No. 4 Closing Date and treated as creating original issue discount on the Revolving Loan Commitments under Treasury Reg. section 1.1273-2(g)(2) for US federal income tax purposes.

5.Reaffirmation. Each Borrower and each other Loan Party Obligor hereby reaffirms its obligations under each Loan Document to which it is a party, as each may have been amended on or prior to the date hereof (the “Reaffirmed Agreements”). Each Borrower and each other Loan Party Obligor hereby further agrees that each Reaffirmed Agreement to which it is a party shall remain in full force and effect following the execution and delivery of this Amendment and that all references in any of the Reaffirmed Agreements to which it is a party to the “Loan Agreement” shall be deemed to refer to the Loan Agreement, as modified by this Amendment and as amended or modified from time to time hereafter. Except as expressly set forth herein, each of the Reaffirmed Agreements shall remain unmodified and in full force and effect.

6.Cost and Expenses. Borrowers acknowledge that Section 15.7 of the Loan Agreement applies to this Amendment.

7.Severability. If any provision of this Amendment is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Amendment, as the situation may require, and this Amendment shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein.

8.References. Any reference to the Loan Agreement contained in any document, instrument or agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

9.Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same agreement. This Amendment may be executed by facsimile, email delivery or electronic signature, each of which shall be an original, with the same effect as if the signatures hereto and thereto were upon the same instrument. Signatures by facsimile, email delivery or electronic signature or other electronic communication to this Amendment or any other Loan Document shall bind the parties to the same extent as would a manually executed counterpart. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this letter agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.Release/Covenant Not to Sue. Each Borrower and each other Loan Party Obligor on behalf of itself and its successors, assigns, heirs and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges the Released Parties of and from any and all liability, including all actual or potential claims, demands or causes of action of any kind, nature or description whatsoever, whether arising in law or equity or under contract or tort or under any state or federal law or otherwise, which any Borrower or any Loan Party or any of their successors, assigns or other legal representatives has had, now has or has made claim to have against any of the Released Parties for or by reason of any act, omission, matter, cause or thing whatsoever, including any liability arising from acts or omissions pertaining to the transactions contemplated by this Amendment and the other Loan Documents, whether based on errors of judgment or mistake of law or fact, from the beginning of time to and including the date hereof, whether such claims, demands and causes of action are matured or known or unknown. Notwithstanding any provision in the Loan Agreement to the contrary, this Section shall remain operative even after the Termination Date and shall survive the payment in full of all of the Loans.

11.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement.

12.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS AMENDMENT WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

NEOS THERAPEUTICS, INC.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

NEOS THERAPEUTICS BRANDS, LLC

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

NEOS THERAPEUTICS, LP

By:	PHARMAFAB TEXAS, LLC, its general partner

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Signature Page to Amendment No. 4 to Loan and Security Agreement

LOAN PARTY OBLIGORS:

NEOS THERAPEUTICS COMMERCIAL, LLC
PHARMAFAB TEXAS, LLC
AYTU BIOPHARMA, INC.
INNOVUS PHARMACEUTICALS, INC.
SEMPRAE LABORATORIES, INC.
AYTU THERAPEUTICS LLC
NOVALERE, INC.
SUPPLEMENT HUNT, INC.
DELTA PRIME SAVINGS CLUB, INC.

By:
Name:	Joshua Disbrow
Title:	Chief Executive Officer

Signature Page to Amendment No. 4 to Loan and Security Agreement

AGENT:

ECLIPSE BUSINESS CAPITAL LLC (f/k/a
ENCINA BUSINESS CREDIT, LLC),
as Agent

By:
Name:	Tracy Salyers
Title:	Authorized Signatory

LENDERS:

ECLIPSE BUSINESS CAPITALSPV, LLC (f/k/a
ENCINA BUSINESS CREDIT SPV, LLC), as the
sole Lender

By:
Name:	Tracy Salyers
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to Loan and Security Agreement